UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2006


                                 Dillard's, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-6140                                            71-0388071
----------------------------------------                ------------------------
      (Commission File Number)                               (I.R.S. Employer
                                                            Identification No.)

            1600 Cantrell Road
           Little Rock, Arkansas                                  72201
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01       Other Events.
                -------------

On June 13, 2006, the purchase of the Yuma Palms Regional Shopping Center ("Yuma Palms") by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland") was announced by Inland. Yuma Palms was a joint venture between WDP Partners, Whitman Development and Dillard's, Inc. The press release issued by Inland is attached as an exhibit.


Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

99 Press release of The Inland Real Estate Group of Companies, Inc. dated June 13, 2006










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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DILLARD'S, INC.



DATED: June 13, 2006                              By:     /s/ James I. Freeman
       -------------                                     -----------------------
                                                  Name:  James I. Freeman.
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

99              Press release of The Inland Real Estate Group of Companies, Inc.
                dated June 13, 2006